UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2024

The Carlyle Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35538	45-2832612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Pennsylvania Avenue, NW
Washington, DC 20004-2505
(Address of Principal Executive Offices, Including Zip Code)
(202) 729-5626
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CG	The Nasdaq Global Select Market
4.625% Subordinated Notes due 2061 of Carlyle Finance L.L.C.	CGABL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 29, 2024, The Carlyle Group Inc. (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual
Meeting”). As further described in Item 5.07 below, at the Annual Meeting, the Company’s shareholders approved The Carlyle
Group Inc. Amended and Restated 2012 Equity Incentive Plan (the “Equity Incentive Plan”), which had been previously approved by the Company’s Board of Directors (the “Board”), subject to shareholder approval.
A description of the Equity Incentive Plan is set forth in the section entitled “Item 4. Approval of The Carlyle Group Inc.
Amended and Restated 2012 Equity Incentive Plan” starting on page 36 of the Company’s Definitive Proxy Statement on
Schedule 14A, filed with the U.S. Securities and Exchange Commission on April 18, 2024 (the “Proxy Statement”), which is incorporated herein by reference. The description is qualified in its entirety by reference to the Equity Incentive Plan, a copy of which is attached hereto as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company’s shareholders considered six proposals, each of which is described in more detail in the
Proxy Statement. The final voting results for each matter submitted to a vote of shareholders at the Annual Meeting were as follows:
Item 1.  Election to Our Board of Three Director Nominees for a One-Year Term

	FOR	WITHHELD	BROKER NON-VOTES
Daniel A. D’Aniello	297,040,105	12,516,890	23,542,432
Sharda Cherwoo	308,518,313	1,038,682	23,542,432
William J. Shaw	302,172,377	7,384,618	23,542,432
Item 2.  Ratification of Ernst & Young LLP as Our Independent Registered Public Accounting Firm for 2024

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
326,375,367	6,583,018	141,042	—
Item 3.  Management Proposal to Eliminate the Supermajority Vote Provision in Our Charter

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
308,967,464	502,455	87,076	23,542,432
Item 4.  Approval of The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
253,091,280	56,173,905	291,810	23,542,432
Item 5.  Non-Binding Vote to Approve Named Executive Officer Compensation (“Say-on-Pay”)

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
250,319,089	58,881,055	356,851	23,542,432
Item 6.  Shareholder Proposal to Adopt Improved Shareholder Right to Call a Special Shareholder Meeting

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
119,111,471	189,847,420	598,104	23,542,432

Item 9.01	Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

10.1+	The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Management contract or compensatory plan or arrangement in which directors and/or executive officers are eligible to participate.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Carlyle Group Inc.

Date: May 31, 2024	By:	/s/ Jeffrey W. Ferguson
	Name:	Jeffrey W. Ferguson
	Title:	General Counsel